EXHIBIT 24


                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below under the heading "Signatures" constitutes and appoints Timothy V. Williams, G. Larry Wilson and Stephen G. Morrison and each of them (with full power to each of them to act alone) his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or their substitute or substitutes, may or shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.


BY (SIGNATURE). . . . . . . . . . . . . . . . . . .  /s/ G. Larry Wilson
(NAME AND TITLE). . . . . . . . . . . . . . . . . .  G. Larry Wilson, Chairman of the Board of
                                                     Directors, President and Chief Executive Officer
                                                    (Principal Executive Officer)
DATE. . . . . . . . . . . . . . . . . . . . . . . .  April 30, 1999

BY (SIGNATURE). . . . . . . . . . . . . . . . . . .  /s/ Timothy V. Williams
(NAME AND TITLE). . . . . . . . . . . . . . . . . .  Timothy V. Williams, Executive Vice
                                                     President, Chief Financial Officer
                                                    (Principal Financial and Accounting Officer)
DATE. . . . . . . . . . . . . . . . . . . . . . . .  May 11, 1999

BY (SIGNATURE). . . . . . . . . . . . . . . . . . .  /s/ Alfred R. Berkeley
(NAME AND TITLE). . . . . . . . . . . . . . . . . .  Alfred R. Berkeley, Director
DATE. . . . . . . . . . . . . . . . . . . . . . . .  May 4, 1999

BY (SIGNATURE). . . . . . . . . . . . . . . . . . .  /s/ Donald W. Feddersen
(NAME AND TITLE). . . . . . . . . . . . . . . . . .  Donald W. Feddersen, Director
DATE. . . . . . . . . . . . . . . . . . . . . . . .  May 5, 1999

BY (SIGNATURE). . . . . . . . . . . . . . . . . . . ./s/ John M. Palms
(NAME AND TITLE). . . . . . . . . . . . . . . . . .  John M. Palms, Director
DATE. . . . . . . . . . . . . . . . . . . . . . . .  May 3, 1999

BY (SIGNATURE). . . . . . . . . . . . . . . . . . .  /s/ Joseph D. Sargent
(NAME AND TITLE). . . . . . . . . . . . . . . . . .  Joseph D. Sargent, Director
DATE. . . . . . . . . . . . . . . . . . . . . . . .  May 5, 1999

BY (SIGNATURE). . .. . . . . . . . . . . . . . . . . /s/ John P. Seibels
(NAME AND TITLE). . . . . . . . . . . . . . . . . .  John P. Seibels, Director
DATE. . . . . . . . . . . . . . . . . . . . . . . .  May 4, 1999

BY (SIGNATURE). . .. . . . . . . . . . . . . . . . . /s/ Richard G. Trub
(NAME AND TITLE). . . . . . . . . . . . . . . . . .  Richard G. Trub, Director
DATE. . . . . . . . . . . . . . . . . . . . . . . .  May 5, 1999